May 26, 2000

Hilliard Lyons Growth Fund

Dear Shareholders:

Speculation is a natural market force. During periods of normal economic growth this force is not only manageable, but also healthy for the continual advancement of capitalism. History tells us that speculation becomes more noticeable and dangerous, however, during extended periods of economic prosperity. In the 1630's, Holland experienced the oft-cited tulip mania soon after Amsterdam ascended to the top of Europe's economic pyramid. In the early twentieth century, the U.S. experienced a stock market boom once it passed Britain as the world's leading industrial force. Modern day observers of financial markets watched Japan's stock market, real estate and global financial strength soar during the 1980's when that country's economy effected over 10% of the world's trade.

Today, as the world enters its twenty-first century, the United States is again ruler of the global economic kingdom. America's resurgence has been led by the rapid development of our technology companies. Microsoft produced the operating system and software that allowed the personal computer to function simply. Intel produced the microprocessors to make computers faster and more capable. Cisco Systems produced the routers that allowed computers to be networked so they could talk to each other. Then came the Internet.

The Internet spawned a new industry of companies that promised unrivaled growth of revenues and profits. The proliferation of the Internet provided easy access to an endless amount of information and made stock trading as easy as turning on a computer. The impressive returns of stocks over the last several years inflated investor's net worth and encouraged many to take more portfolio risk in exchange for the hope of high returns.

Stock speculators fell in love with these Internet companies and expressed their admiration by abandoning rational valuation techniques and bidding share prices to unimaginable levels. Like all manias, the higher the price soared, the more investors wanted to buy.

But if something can end it probably will. By the end of the first quarter most Internet stocks finished significantly lower than their peak valuations. A quick scan of the USA Today e-commerce 50 shows that few of last year's internet darlings were spared, and many stocks fell more than 60% from their peaks.

The swift and severe drop in Internet companies' valuations has helped investors who apply more traditional stock valuation techniques to their stock selection process. The Fund made an impressive recovery from its February lows to finish the quarter down 2.3% compared to a 2.3% gain posted by the S&P 500 Index. We are encouraged by the Fund's strong performance in March and April as indicated by its 1.31% year-to-date return through April versus -.79% for the S&P 500.

The speculation may have ended. It is our opinion that a more sober and reflective mood will be given to the equity markets for a time, though the unwinding of excesses is most likely still taking place. As this regression progresses we shall attempt to ferret out value and invest accordingly.
                                                            Continued . . . . .

In February the Fund was assigned a new portfolio manager, Shawn Ridley. He is young, yet experienced and should contribute to the results. His philosophy is expressed here:

  . Invest in companies with a strong market leadership position and excellent management capabilities with an owner orientation.

  . Buy stocks selling at what we believe to be a discount to their underlying economic value.

  .  Apply our judgment independently of that originating from Wall Street.

  . Run a focused portfolio so that our best ideas have a meaningful impact on performance.

  . Invest for the long-term to keep portfolio turnover and taxes significantly below industry norms.

The most meaningful change in philosophy will be the Fund's increased exposure to technology and communications companies. We intend to apply the same rigorous standards and valuation criteria we have always followed when purchasing such companies. We believe that the technology and communications industries will continue to experience significant growth and contribute meaningfully to our economic prosperity.

In closing we offer a quote written in 1923.

  "Nowhere does history indulge in repetitions so often or so uniformly as in Wall Street. When you read contemporary accounts of booms or panics the one thing that strikes you most forcibly is how little either stock speculation or stock speculators today differ from yesterday. The game does not change and neither does human nature."

              Edwin Lefevre "Reminiscences of a Stock Operation"

We have more confidence in the underlying value of common stocks than we do in the emotional stability of their holders.

Sincerely,

/s/ Donald F. Kohler
Donald F. Kohler                           /s/ Shawn J. Ridley
Chairman of the Board and President        Shawn J. Ridley
                                           Portfolio Manager

QUARTER RETURNS ARE AS OF 3/31/00. YEAR-TO-DATE RETURNS ARE AS OF 4/30/00. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE FUND MAY HAVE INVESTED IN STOCKS THAT HAVE EXPERIENCED SIGNIFICANT GAINS; THERE IS NO GUARANTEE THAT THESE GAINS WILL CONTINUE. AS A NON-DIVERSIFIED FUND, A GREATER PERCENTAGE OF THE FUND'S PORTFOLIO MAY BE INVESTED IN ONE COMPANY'S SECURITIES THAN THE PORTFOLIO OF A DIVERSIFIED FUND. BECAUSE OF THIS, THE FUND MAY EXPERIENCE GREATER VOLATILITY IN INVESTMENT PERFORMANCE. STOCK PRICES OF PORTFOLIO COMPANIES WILL FLUCTUATE SO SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN ORIGINAL COST. THE RETURNS CITED DO NOT INCLUDE A MAXIMUM SALES CHARGE OF 4.75% FOR CLASS A SHARES. DIFFERENT CLASSES OF SHARES ARE OFFERED AND THEIR PERFORMANCE WILL VARY BECAUSE OF DIFFERENCES IN LOADS AND FEES PAID. SHARE PRICE AND RETURN WILL VARY AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

                        HILLIARD LYONS GROWTH FUND, INC.
                            STATEMENT OF NET ASSETS
                                  (UNAUDITED)
                                 March 31, 2000

                                                                        Market
 Shares    Company                                                      Value
--------------------------------------------------------------------------------
 COMMON STOCKS -- 96.9%
 -------------------------------------------------------------------------------
           BASIC INDUSTRY -- 3.5%
           ---------------------------------------------------------------------
  83,200   Ecolab Inc..............................................   $3,052,400
                                                                      ----------
                                                                       3,052,400
           CAPITAL GOODS -- 12.0%
           ---------------------------------------------------------------------
 154,000   Dover Corp..............................................    7,372,750
  17,000   General Electric Co.....................................    2,638,187
  10,000   Teleflex Inc............................................      355,000
                                                                      ----------
                                                                      10,365,937

           CONSUMER DURABLE -- 7.9%
           ---------------------------------------------------------------------
  63,000   Donaldson Inc...........................................    1,421,438
  68,000   Harley-Davidson Inc.....................................    5,397,500
                                                                      ----------
                                                                       6,818,938

           CONSUMER NON-DURABLE -- 7.8%
           ---------------------------------------------------------------------
  93,100   Gillette Co.............................................    3,508,706
  64,000   Lauder Estee Cos. Inc. CL A.............................    3,204,000
                                                                      ----------
                                                                       6,712,706
           FINANCIAL -- 33.5%
           ---------------------------------------------------------------------
  68,125   American International Group Inc........................    7,459,687
     100** Berkshire Hathaway Inc..................................    5,720,000
 180,000   Cincinnati Financial Corp...............................    6,772,500
  72,500   Federal Home Loan Mortgage Corp.........................    3,203,594
  24,000   Fifth Third Bancorp.....................................    1,512,000
 225,112   Synovus Financial Corp..................................    4,248,989
                                                                      ----------
                                                                      28,916,770
           HEALTH CARE -- 10.2%
           ---------------------------------------------------------------------
  65,000   Abbott Labs.............................................    2,287,188
  53,000   Allergan Inc............................................    2,650,000
  44,000   Johnson & Johnson.......................................    3,082,750
  20,000   Pfizer Inc..............................................      731,250
                                                                      ----------
                                                                       8,751,188
           RETAIL & SERVICES -- 14.7%
           ---------------------------------------------------------------------
 117,400   Brady WH Co. CL A.......................................    3,661,413
  75,000   CVS Corp.                                                   2,817,187
  59,000   Gannett Inc.............................................    4,152,125
  14,000   G & K Services Inc. CL A................................      273,656
  68,000   Walgreen Co.............................................    1,751,000
                                                                      ----------
                                                                      12,655,381

                                                                        Market
  Shares    Company                                                     Value
--------------------------------------------------------------------------------
            TECHNOLOGY -- 6.0%
            --------------------------------------------------------------------
   30,000   Lucent Technologies Inc................................    1,822,500
    9,000** Oracle Corp............................................      702,563
   65,000** Solectron Corp.........................................    2,604,062
                                                                      ----------
                                                                       5,129,125
            UTILITY -- 1.3%
            --------------------------------------------------------------------
 25,000**   MCI Worldcom Inc.......................................    1,132,813
                                                                      ----------
                                                                       1,132,813
 Total Common Stocks -- (Cost -- $51,286,104)                         83,535,258
                                                                      ----------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.9%
--------------------------------------------------------------------------------

 Principal
 Amount     Description
 ---------- -----------
 $3,395,000 Federal Home Loan
            Bank
            Purchase Yield
            6.154%, due
            04/03/00...........     3,393,859
                                  -----------
            Total U.S. Govern-
            ment Agency Obliga-
            tions (Amortized
            Cost --
            $3,393,859)........     3,393,859
                                  -----------
 OTHER ASSETS LESS LIABILI-
 TIES --
 (-0.8%)........................     (689,741)
                                  -----------
 TOTAL NET ASSETS...............  $86,239,376
                                  ===========
 Net assets
            Investor A shares..   $74,470,462
            Investor B shares..    11,768,914
                                  -----------
                                  $86,239,376
 Shares of capital stock
            Investor A shares..     2,262,345
            Investor B shares..       361,687
                                  -----------
                                    2,624,032
 Net asset value
            Investor A shares--
            redemption price
            per share..........   $     32.92
                                  -----------
            Investor B shares--
            offering price per
            share*.............   $     32.54
                                  -----------

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.
 *Redemption price of investor B shares varies based on length of time shares are held.
**Non-income producing security.

                      ----------------------------------
                             [HILLIARD LYONS LOGO]
                              First Quarter Report
                                 March 31, 2000
                       J.J.B. Hilliard, W.L. Lyons, Inc.
                             Hilliard Lyons Center
                           Louisville, Kentucky 40202
                                 (502) 588-8400
                                 (800) 444-1854
                      ----------------------------------
                                   DIRECTORS

William A. Blodgett, Jr.
                Donald F. Kohler
Stewart E. Conner
                John C. Owens

                                    OFFICERS

Donald F. Kohler -- Chairman and President
Joseph C. Curry, Jr. -- Treasurer and Secretary
Dianna P. Wengler -- Asst. Secretary

                                  DISTRIBUTOR

Provident Distributors, Inc.
3200 Horizon Drive
King of Prussia, PA 19406
(610) 239-4590

                          TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02266

                                    AUDITORS

Ernst & Young LLP
400 West Market Street
Louisville, Kentucky 40202

                                 LEGAL COUNSEL

Brown, Todd & Heyburn PLLC
3200 Providian Center
Louisville, Kentucky 40202

This report is intended for the information of shareholders of the Hilliard Lyons Growth Fund, Inc., but it may also be used as sales literature when pre-ceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.

                              FIRST QUARTER REPORT
                                 March 31, 2000